SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2003 (October 30, 2003)
Date of Report (Date of earliest event reported)

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-05761	73-0574586
(Commission File Number) (IRS Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices) (Zip Code)

(314) 997-0800
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

FORM 8-K

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release of LaBarge, Inc. dated October 30, 2003, reporting LaBarge's financial results for the first quarter fiscal 2004 ended September 28, 2003.

Item 12.      Disclosure of Results of Operations and Financial Condition

          On October 30, 2003, LaBarge, Inc. issued a press release announcing its financial results for the first quarter of fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBarge, Inc.
(Registrant)

Date: October 31, 2003	By: /s/Donald H. Nonnenkamp
Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary

Exhibit Index

Index Number	Description

99.1	Financial information for LaBarge, Inc. for the quarter ended September 28, 2003 and forward-looking statements relating to fiscal 2004 as presented in a press release of October 30, 2003.